Commitments and Contingencies - Schedule of Future Minimum Lease Payments Under Non-Cancellable Operating Leases (Details) (fuboTV Inc. Pre-Merger) (10-K) - Fubo TV Pre-Merger [Member] $ in Thousands	Dec. 31, 2019 USD ($)
2020	$ 1,283
2021	830
2022	778
2023	805
2024	805
Thereafter	2,110
Total minimum lease payments	$ 6,611